Exhibit 23.03


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated August 6, 2004 relating to the financial statements for Wherify Wireless, Inc. appearing in this Registration Statement.



Hackensack, New Jersey
September 8, 2005